UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

OMEROS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-34475	91-1663741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Elliott Avenue West Seattle, WA		98119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 676-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	OMER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Omeros Corporation (“Omeros”) held its 2026 Annual Meeting of Shareholders on June 18, 2026 (the “Annual Meeting”). Shareholders of record at the close of business on April 17, 2026 were entitled to vote 72,168,330 shares of common stock at the Annual Meeting. A total of 58,010,900 shares (80.04%) were represented at the Annual Meeting in person or by proxy. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the final voting results for each matter.

(1)
By the vote set forth below, Thomas J. Cable, Peter A. Demopulos, M.D., and Diana T. Perkinson, M.D., were elected as Class II directors, each to serve until the 2029 Annual Meeting of Shareholders, or, in each case, until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

	For	Against	Abstain	Broker Non-Votes
Thomas J. Cable	20,787,774	10,531,585	429,499	26,262,042
Peter A. Demopulos, M.D.	25,314,641	6,063,216	371,001	26,262,042
Diana T. Perkinson, M.D.	22,939,756	8,295,563	513,539	26,262,042

(2)
Shareholders approved an advisory resolution regarding the compensation of Omeros’ named executive officers as reported in the proxy statement for the 2026 Annual Meeting of Shareholders by the vote set forth below.

For	Against	Abstain	Broker Non-Votes
24,384,445	6,856,592	507,821	26,262,042

(3)	Shareholders approved the Amended and Restated Omeros Corporation Omnibus Incentive Compensation Plan by the vote set forth below.

For	Against	Abstain	Broker Non-Votes
19,116,509	12,184,390	447,959	26,262,042

(4)	Shareholders ratified the appointment of Ernst & Young LLP as Omeros’ independent registered public accounting firm for the fiscal year ending December 31, 2026 by the vote set forth below.

For	Against	Abstain	Broker Non-Votes
53,083,043	4,423,648	504,209	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEROS CORPORATION

Date: June 25, 2026	By:	/s/ Gregory A. Demopulos
Gregory A. Demopulos, M.D.
President, Chief Executive Officer and
Chairman of the Board of Directors